                                  VAN  KAMPEN
                               LIMITED  MATURITY
                                GOVERNMENT  FUND

Van Kampen Limited Maturity Government Fund is a mutual fund with an investment objective to seek to provide investors with a high current return and relative safety of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, including mortgage-related securities issued or guaranteed by agencies or instrumentalities of the U.S. government.
Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulators, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                   This prospectus is dated  APRIL 30, 1999,

                      as supplemented on OCTOBER 1, 1999.

                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS

Risk/Return Summary................................   3
Fees and Expenses of the Fund......................   6
Investment Objective, Policies and Risks...........   7
Investment Advisory Services.......................  14
Purchase of Shares.................................  15
Redemption of Shares...............................  21
Distributions from the Fund........................  23
Shareholder Services...............................  24
Federal Income Taxation............................  26
Financial Highlights...............................  27

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representation must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund is a mutual fund with an investment objective to seek to provide investors with a high current return and relative safety of capital.

                             INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, including mortgage-related securities issued or guaranteed by agencies or instrumentalities of the U.S. government. In addition, the Fund may invest up to 35% of its total assets in mortgage-related securities or mortgage-backed securities that are not issued or guaranteed by the U.S. government, its agencies or its instrumentalities, other government-related securities, asset-backed securities, corporate debt obligations or other debt obligations. The Fund may purchase or sell securities on a when-issued or delayed delivery basis. The Fund may purchase or sell certain derivative instruments (such as options, futures and options on futures, and interest rate swaps or other interest rate-related transactions) for various risk management and hedging purposes.

                                INVESTMENT RISKS

An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that market values of securities owned by the Fund will decline. The value of debt securities tends to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities or longer durations. Although the Fund has no policy limiting the maturities of its investments, the Fund's management normally maintains a portfolio duration with a range of six months to five years. This means that the Fund will be subject to greater market risk than a fund investing solely in shorter-term securities but lesser market risk than a fund investing solely in longer-term securities (see sidebar for an explanation of maturities and durations). The yields and market prices of U.S. government securities may move differently and adversely compared to the yields and market prices of the overall securities markets. These securities, while backed by the U.S. government, are not guaranteed against declines in their market prices.

The prices of mortgage-related or mortgage-backed securities, like those of traditional debt securities, tend to fall as interest rates rise. Mortgage-related or mortgage-backed securities may be more susceptible to further price declines than traditional debt securities in periods of rising interest rates because of extension risk (described below). In addition, mortgage-related or mortgage-backed securities may benefit less than traditional debt securities during periods of declining interest rates because of prepayment risk (described below).

Market risk is often greater among certain types of debt securities, such as zero coupon bonds, which do not make regular interest payments but are instead bought at a discount to their face value and paid in full at maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities.

Investments in when-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased, as well as any portfolio securities held for payment of such commitments. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuation.

                                 UNDERSTANDING
                                   MATURITIES

    A debt security can be categorized according to its maturity, which is the length of time before the issuer must repay the principal.

                       Term         Maturity Level
      -------------------------------------------------
                  1-3 years         Short
      .................................................
                 4-10 years         Intermediate
      .................................................
         More than 10 years         Long
      .................................................

                                 UNDERSTANDING
                                    DURATION

    Duration provides an alternative approach to assessing a security's market risk. Duration measures the expected life of a security by incorporating the security's yield, coupon interest payments, final maturity and call features into one measure. While maturity focuses only on the final principal repayment date of a security, duration looks at the timing and present value of a security's principal, interest and other payments. Typically, a debt security with interest payments due prior to maturity has a duration less than maturity. A zero- coupon bond, which does not make interest payments prior to maturity, would have the same duration and maturity.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk is expected to be low for the Fund because it invests primarily in U.S. government securities and other high-quality debt securities.

INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well. The more the Fund invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Fund's income risk.

PREPAYMENT RISK. If interest rates fall, the principal on debt securities held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security would most likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

The Fund may invest in mortgage-related or mortgage-backed securities, which are especially sensitive to prepayment risk because property owners often refinance their mortgages when interest rates drop.

EXTENSION RISK. The value of debt securities tends to fall as interest rates rise. For mortgage-related or mortgage-backed securities, if interest rates rise, property owners may prepay mortgages more slowly than originally expected which may further reduce the market value of such security and lengthen the duration of the security.

RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures, interest rate swaps and other interest-rate related transactions are examples of derivatives. Derivative investments involve risks different from direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.

MANAGER RISK. As with any managed fund, the Fund's management may not be successful in selecting the best-performing securities or investment techniques and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of its objective and investment strategies, the Fund may be appropriate for investors who:

- Seek current income.

- Wish to add to their personal investment portfolio a fund that invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities and other high-quality debt securities.

An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.
                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance varies from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.
BAR GRAPH

                                                                             ANNUAL RETURN
                                                                             -------------
'1989'                                                                           13.73
'1990'                                                                            9.47
'1991'                                                                            9.77
'1992'                                                                            3.16
'1993'                                                                            3.15
'1994'                                                                            0.16
'1995'                                                                            9.96
'1996'                                                                            3.34
'1997'                                                                            5.92
'1998'                                                                             5.4

The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the ten-year period shown in the bar chart, the highest quarterly return was 7.74% (for the quarter ended June 30, 1989) and the lowest quarterly return was -0.77% (for the quarter ended March 31, 1990).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with two broad-based market indices that the Fund's management believes are applicable benchmarks for the Fund:
Merrill Lynch 1 to 3 Year U.S. Treasury Index and Lehman Brothers Mutual Fund 1 to 2 Year U.S. Government Index. The Fund's performance figures include the maximum sales charges applicable for the periods shown and the conversion feature of Class B Shares into Class A Shares applicable for the periods shown. See "Purchase of Shares." The indices' performance figures do not include commissions or sales charges that would be paid by investors purchasing the securities represented by those indices. Average annual total returns are shown for the periods ended December 31, 1998 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.

         Average Annual
         Total Returns                          Past 10
            for the                              Years
         Periods Ended         Past    Past    or Since
       December 31, 1998      1 Year  5 Years  Inception
------------------------------------------------------------
    Van Kampen Limited
    Maturity Government
    Fund -- Class A Shares    1.97%    4.21%     5.98%

    Merrill Lynch 1 to 3
    Year U.S. Treasury Index  6.98%    5.98%     7.38%

    Lehman Brothers Mutual
    Fund 1 to 2 Year U.S.
    Government Index          6.59%    5.86%      N/A
 ............................................................
    Van Kampen Limited
    Maturity Government
    Fund -- Class B Shares    1.65%    4.13%   3.72%(1)

    Merrill Lynch 1 to 3
    Year U.S. Treasury Index  6.98%    5.98%   6.18%(1)

    Lehman Brothers Mutual
    Fund 1 to 2 Year U.S.
    Government Index          6.59%    5.86%      N/A
 ............................................................
    Van Kampen Limited
    Maturity Government
    Fund -- Class C Shares    3.57%    4.13%   3.84%(2)

    Merrill Lynch 1 to 3
    Year U.S. Treasury Index  6.98%    5.98%   5.71%(2)

    Lehman Brothers Mutual
    Fund 1 to 2 Year U.S.
    Government Index          6.59%    5.86%   5.59%(3)
 ............................................................

Inception dates: (1) 11/5/91, (2) 5/10/93, (3) 4/30/93.
N/A -- Not applicable, this index started reporting returns in 1992.

The current yield for the thirty-day period ended December 31, 1998 is 4.42% for Class A Shares, 3.75% for Class B Shares and 3.75% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling
(800) 341-2911.

                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES

                   (fees paid directly from your investment)

                        Class A   Class B   Class C
                        Shares     Shares    Shares
--------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of          2.25%(1)     None      None
offering price)
 ........................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption     None(2)   2.00%(3)  0.75%(4)
proceeds)
 ........................................................
Maximum sales charge
(load) imposed on        None       None      None
reinvested dividends
 ........................................................
Redemption fees          None       None      None
 ........................................................
Exchange fee             None       None      None
 ........................................................

(1) Reduced for purchases of $25,000 and over. For purchases prior to October 1, 1999, the maximum sales charge was 3.25%. See "Purchase of Shares--Class A Shares."
(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares--Class A Shares."
(3) For purchases of shares on or after October 1, 1999, the maximum deferred sales charge is 2.00% in the first year after purchase, declining thereafter as follows:
                                   Year 1-2.00%
                                   Year 2-1.50%
                                   Year 3-1.00%
                                   Year 4-0.50%
                                  After-None
  For purchases of shares prior to October 1, 1999, the maximum deferred sales charge is 3.00% in the first year after purchase, declining thereafter as follows:
                                   Year 1-3.00%
                                   Year 2-2.50%
                                   Year 3-2.00%
                                   Year 4-1.00%
                                  After-None
  See "Purchase of Shares --Class B Shares."
(4) For purchases of shares on or after October 1, 1999, the maximum deferred sales charge is 0.75% in the first year after purchase and 0.00% thereafter. For purchases of shares prior to October 1, 1999, the maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares --Class C Shares."

                                  ANNUAL FUND

                               OPERATING EXPENSES

                 (expenses that are deducted from Fund assets)

                       Class A      Class B      Class C
                       Shares       Shares       Shares
------------------------------------------------------------
Management Fees(1)      0.40%        0.40%        0.40%
 ............................................................
Distribution and/or
Service (12b-1)         0.25%       1.00%(3)     0.65%(3)
Fees(2)
 ............................................................
Other Expenses          0.68%        0.69%        0.69%
 ............................................................
Total Annual Fund       1.33%        2.09%        1.74%
Operating
Expenses(1)(4)
 ............................................................

(1) The Fund has restated its Management Fees to reflect changes in the Fund's investment advisory agreement which became effective on October 1, 1999. In addition, beginning October 1, 1999, the Fund's investment adviser has agreed to voluntarily waive 0.20% of the Management Fee through the Fund's next fiscal year which will reduce Total Annual Operating Expenses to 1.13%, 1.89% and 1.54% for Class A Shares, Class B Shares and Class C Shares, respectively.
(2) Class A Shares purchased prior to October 1, 1999 are subject to an annual service fee of 0.25% of the average daily net assets attributable to such class of shares. Class A Shares purchased on or after October 1, 1999 are subject to an annual service fee of up to 0.15% of the average daily net assets attributable to such class of shares. Class B Shares purchased prior to October 1, 1999 are subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. All Class C Shares and Class B Shares purchased on or after October 1, 1999 are each subject to a combined annual distribution and service fee of up to 0.65% of the average daily net assets attributable to such class of shares. The impact of these recently approved changes in the Fund's distribution and service arrangements will be lower Distribution and/or Service (12b-1) Fees and Total Annual Fund Operating Expenses in the future as the Fund experiences sales and redemptions after the October 1, 1999 implementation date. See "Purchase of Shares."
(3) Because Distribution and/or Service (12b-1) Fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
(4) Prior to the reductions described in notes (1) and (2), the Fund's Total Annual Fund Operating Expenses in the previous fiscal year based upon the former fees were 1.42%, 2.19% and 2.19% for Class A Shares, Class B Shares and Class C Shares, respectively.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year (except for the ten year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         One       Three       Five        Ten
                         Year      Years      Years       Years
--------------------------------------------------------------------
Class A Shares           $357       $637      $  937      $1,790
 ....................................................................
Class B Shares           $412       $755      $1,124      $2,227*
 ....................................................................
Class C Shares           $252       $548      $  944      $2,052
 ....................................................................

You would pay the following expenses if you did not redeem your shares:

                         One       Three       Five        Ten
                         Year      Years      Years       Years
--------------------------------------------------------------------
Class A Shares           $357       $637      $  937      $1,790
 ....................................................................
Class B Shares           $212       $655      $1,124      $2,227*
 ....................................................................
Class C Shares           $177       $548      $  944      $2,052
 ....................................................................

* Based on conversion to Class A Shares after eight years.

                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS

The Fund's investment objective is to seek to provide a high current return and relative safety of capital. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, including mortgage-related securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Under normal market conditions, the Fund may invest up to 35% of its total assets in mortgage-related securities or mortgage-backed securities that are not issued or guaranteed by the U.S. government, its agencies or its instrumentalities, other government-related securities, asset-backed securities, corporate debt obligations or other debt obligations provided that such obligations are rated at the time of purchase within the two highest grades assigned by Standard and Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's") or another nationally recognized statistical rating organization ("NRSRO") or unrated debt securities considered by the Fund's investment adviser to be of comparable quality. While securities purchased for the Fund's portfolio may be issued or guaranteed by the U.S. government, the shares issued by the Fund to investors are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

The value of debt securities generally varies inversely with changes in prevailing interest rates. If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. Debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities assuming all other factors, including credit quality, being equal. For a given change in interest rates, the market prices of longer-maturity debt securities generally fluctuate more than the market prices of shorter-maturity debt securities. While the Fund has no policy limiting the maturities of the individual debt securities in which it may invest, the Fund's investment adviser seeks to maintain a portfolio duration within a range of six months to five years. This potential for market price volatility is reduced to the extent the Fund invests in adjustable, variable or floating rate securities. Duration is a measure of the expected life of a debt security that was developed as an alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. A duration calculation looks at the present value of a security's entire payment stream whereas term to maturity is based solely on the date of a security's final principal repayment.

The Fund may invest in mortgage-related or mortgage-backed securities. The values of such securities tend to vary inversely with changes in prevailing interest rates, but also are more susceptible to prepayment risk and extension risk than other debt securities.

The Fund may purchase debt securities at a premium over the principal or face value in order to obtain higher current income. The amount of any premium declines during the term of the security to zero at maturity. Such decline generally is reflected in the market price of the security and thus in the Fund's net asset value. Any such decline is realized for accounting purposes as a capital loss at maturity or upon resale. Prior to maturity or resale, such decline in value could be offset, in whole or part, or increased by changes in the value of the security due to changes in interest rate levels.

In order to hedge against changes in interest rates, the Fund may enter into certain derivative transactions, such as the purchase or sale of options, futures contracts and options on such contracts and interest rate swaps or other interest rate-related transactions. By using such strategies, the Fund seeks to limit its exposure to adverse interest rate changes, but the Fund also reduces its potential for capital appreciation on debt securities if interest rates decline. The purchase and sale of such securities may result in a higher portfolio turnover rate than if the Fund had not purchased or sold such securities.

                           U.S. GOVERNMENT SECURITIES

Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. government under the Separate Trading of Registered Interest and Principal of Securities program (i.e., "STRIPS"), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. government and some of which are backed only by the credit of the instrumentality.

                          MORTGAGE-RELATED SECURITIES

Mortgage loans securing real property made by banks, savings and loan institutions, and other lenders are often assembled into pools. Interests in such pools may be issued by private entities or may be issued or guaranteed by an agency or instrumentality of the U.S. government. Interests in such pools are what this prospectus calls "mortgage-related securities."

The yield and payment characteristics of mortgage-related securities differ from traditional debt securities. Mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans less fees paid to the guarantor and the servicer of such mortgage loans. The payments to the holders of mortgage-related securities (such as the Fund), like the payments on the underlying mortgage loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the holders of mortgage-related securities frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payment. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the valuation and yield-to-maturity of mortgage-related securities. The value of most mortgage-related securities, like traditional debt securities, tends to vary inversely with changes in prevailing interest rates. Mortgage-related securities, however, may benefit less than traditional debt securities from declining interest rates because a property owner is more likely to refinance a mortgage which bears a relatively high rate of interest during a period of declining interest rates. This means some of the Fund's higher yielding securities might be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase new securities at prevailing interest rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Fund of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed. Alternatively, during periods of rising interest rates, mortgage-related securities are often more susceptible to extension risk (i.e. rising interest rates could cause property owners to prepay their mortgage loans more slowly than expected when the security was purchased by the Fund which may further reduce the market value of such security and lengthen the duration of such security) than traditional debt securities.

Mortgage-related securities guaranteed by the U.S. government, its agencies or its instrumentalities include obligations issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage

Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned corporate instrumentality of the United States whose securities and guarantees are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States. The securities and guarantees of FNMA and FHLMC are not backed, directly or indirectly, by the full faith and credit of the United States. Although the Secretary of the Treasury of the United States has discretionary authority to lend amounts to FNMA up to certain specified limits, neither the United States nor any agency thereof is obligated to finance FNMA's or FHLMC's operations or to assist FNMA or FHLMC in any other manner.

The Fund may invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are debt obligations collateralized by mortgage loans or mortgage-related securities which generally are held under an indenture issued by financial institutions or other mortgage lenders or issued or guaranteed by agencies or instrumentalities of the U.S. government. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. CMOs and REMICs generally are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Such securities generally are subject to market risk, prepayment risk and extension risk like other mortgage-related securities. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security). CMOs or REMICs issued or guaranteed by agencies or instrumentalities of the U.S. government are treated by the Fund as U.S. government securities.

Adjustable rate mortgage securities ("ARMS") are mortgage-related securities collateralized by mortgages with adjustable, rather than fixed, interest rates. The ARMS in which the Fund invests are issued primarily by GNMA, FNMA and FHLMC, and are actively traded in the secondary market. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration or the Veterans Administration. The underlying mortgages which collateralize ARMS issued by FHLMC or FNMA are typically conventional residential mortgages conforming to standard underwriting size and maturity constraints.

For certain types of ARMS in which the Fund may invest, the rate of amortization of principal and interest payments changes in accordance with movements in a predetermined interest rate index. The interest rates paid on such ARMS generally are readjusted at intervals of one year or less to an increment over this predetermined interest rate index. The amount of interest due is calculated by adding a specified additional amount (margin) to the index, subject to limitations (caps and floors) on the maximum and minimum interest charged to the mortgagor during the life of the mortgage or to the maximum and minimum changes to that interest rate during a given period.

ARMS allow the Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in higher current yields and lower price fluctuations than if such periodic adjustments were not available. The Fund, however, will not benefit from increases in interest rates if they rise to the point where they cause the current coupon to exceed the maximum allowable cap rates for a particular mortgage. Alternatively the Fund participates in decreases in interest rates through periodic adjustments which means income to the Fund and distributions to shareholders also decline. The resetting of the interest rates should cause the net asset value of the Fund to fluctuate less dramatically than it would with investments in long-term fixed-rate debt securities. However, during periods of rising interest rates, changes in the coupon rate lag behind changes in the market rate resulting in possibly a slightly lower net asset value until the coupon resets to market rates. In addition, when interest rates decline, there may be less potential for capital appreciation than other investments of similar maturities due to the likelihood of increased prepayments.

The Fund currently seeks to maintain a more consistent and less volatile net asset value than funds investing primarily in longer duration, fixed rate mortgage securities by investing a significant portion of its assets in ARMS and in shorter duration fixed rate mortgage-related securities.

             OTHER MORTGAGE-RELATED AND MORTGAGE-BACKED SECURITIES

The Fund may invest up to 35% of its total assets in, among other things, high quality mortgage-related or mortgage-backed securities issued by certain private, nongovernment corporations such as financial institutions, if the securities are fully collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or its instrumentalities.

The Fund may invest in other private mortgage-related securities ("Private Pass-Throughs") as opposed to mortgage-related securities issued or guaranteed by GNMA, FNMA and FHLMC only if such Private Pass-Throughs are rated at the time of purchase in one of the two highest grades by a NRSRO or in any unrated debt security considered by the Fund's investment adviser to be of comparable quality.

CMOs and REMICs issued by private entities and not directly guaranteed by any government agency or instrumentality are secured by the underlying collateral of the private issuer. The Fund will invest in such privately issued securities only if they are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and they are rated at the time of purchase in one of the two highest grades by a NRSRO.

A mortgage-backed security is a general obligation of the issuer, which is additionally secured by mortgage collateral. Such securities have a known maturity date and a pre-determined cash flow. This category may include debt securities issued by a public utility secured by mortgages on properties owned by the public utility. The Fund intends to invest in such debt securities only if at the time of purchase they are rated in one of the two highest grades by a NRSRO.

Additional information regarding mortgage-related securities, CMOs, REMICs and other mortgage-related securities or mortgage-backed securities is contained in the Fund's Statement of Additional Information.

                      ZERO COUPON AND STRIPPED SECURITIES

The Fund may also invest in "zero coupon" securities and "stripped" securities.

"Zero coupon" securities include U.S. Treasury bills, which are initially sold at a discount to par value, and U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons. A "zero coupon" security pays no interest in cash to its holder during its life although interest is accrued during that period. The price for a zero coupon security is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price) and the investment return is based on the difference between the face value (or resale value prior to maturity) and the investor's price to purchase the security.

Currently the principal U.S. Treasury security issued without coupons is the Treasury bill. The Treasury also has wire transferable "zero coupon" Treasury securities available. In the last few years, agencies or instrumentalities of the U.S. government and a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are often held by a bank in a custodial or trust account). Such custodial receipts or certificates of private issuers are not considered by the Fund to be U.S. government securities.

"Zero coupon" securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. Such securities do not entitle the holder to any periodic payments of interest prior to maturity which prevents the reinvestment of such interest payments if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, "zero coupon" securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. Current federal tax law requires that a holder (such as the Fund) of a "zero coupon" security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. The Fund is required to distribute substantially all of its investment company taxable income each year and, in order to generate sufficient cash to make distributions of such income, the Fund may have to dispose of securities that it would otherwise continue to hold, which, in some cases may be disadvantageous to the Fund.

Stripped mortgage-related securities (referred to as "stripped mortgage securities") are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage securities will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated the highest quality by a NRSRO. Holders of PO securities are not entitled to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of principal only securities accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the certificate during the year. In order to generate sufficient cash to make distributions of such income, the Fund may have to dispose of securities that it would otherwise continue to hold, which, in some cases, may be disadvantageous to the Fund.

Although the market for stripped securities is increasingly liquid, certain of such securities may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The Fund will follow established guidelines and standards for determining whether a particular stripped security is liquid. Generally, such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share. Stripped mortgage securities, other than government-issued IO and PO securities backed by fixed-rate mortgages, are presently considered by the staff of the SEC to be illiquid securities and thus subject to the Fund's limitation on investment in illiquid securities.

                            ASSET-BACKED SECURITIES

Asset-backed securities are similar to mortgage-backed securities, however, the underlying assets include assets such as automobile and credit card receivables. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to the CMO structure). The Fund may invest in these and other types of asset-backed securities that are rated at the time of purchase in one of the two highest grades by a NRSRO. Although the collateral supporting asset-backed securities generally is of a shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayments, no assurance can be given as to the actual maturity of an asset-backed security because prepayments of principal may be made at any time.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. Asset-backed securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance, and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

                        TREASURY INFLATION-INDEXED NOTES

The Fund may invest in inflation-indexed notes offered by the U.S. Treasury. The coupon interest rate as a percentage of principal for these securities is established in an open auction process and then remains constant over the life of the security. The principal value of the security is adjusted commensurate with changes in the U.S. Consumer Price Index for All Urban Consumers ("CPI-U"). Thus, semi-annual interest payments are a fixed percentage of an adjusting principal value. Because the coupon-interest payments increase as the principal increases with the CPI-U measured inflation, the inflation-indexed notes are protected against inflation. Holders of inflation-indexed notes are taxed on the interest income received, as well as on the increase in principal that is due to the inflation adjustment. As a result, the after-tax annual yield on inflation-indexed notes is lower than the after-tax annual yield on a fixed-principal Treasury security of the same maturity. Inflation-indexed notes are expected to show less market risk/price volatility, as interest rates rise and fall, than a fixed-principal Treasury security of the same maturity, because inflation risk, as measured by CPI-U, is virtually eliminated on inflation-indexed notes. Even though inflation-indexed notes should experience less market volatility than regular fixed-principal instruments, they should not be viewed as a surrogate for a money market instrument or other cash equivalents.

                           CORPORATE DEBT OBLIGATIONS

The Fund may invest in corporate and other debt obligations which are rated at the time of investment at least AA by S&P or Aa by Moody's (or comparably rated by another NRSRO) or, if unrated, deemed to be of comparable credit quality by the Fund's investment adviser. Securities rated AA are regarded by S&P as having a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degrees.

                        USING OPTIONS, FUTURES CONTRACTS

                              AND RELATED OPTIONS

The Fund expects to utilize options, futures contracts and options on futures contracts in several different ways, depending upon the status of the Fund's portfolio and the investment adviser's expectations concerning the securities markets.

In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities. However, the purchase and sale of options, futures contracts and related options involve risks different from those involved with direct investments in underlying securities, such as imperfect correlation between the value of the instrument and the underlying assets. The Fund is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transaction. While utilization of options, futures contracts and related options may be advantageous to the Fund, if the Fund's investment adviser is not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worse than if the Fund did not make such investments. In addition, the Fund would pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its return.

A more complete discussion of options, futures contracts and related options, and other risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this prospectus.

                           INTEREST RATE TRANSACTIONS

The Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps, caps, floors and collars will be treated as illiquid securities for the purposes of the Fund's investment restriction limiting investment in illiquid securities. Besides liquidity, such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such transactions may involve commissions or other costs.

A more complete discussion of interest rate transactions and their risks is contained in the Fund's Statement of Additional Information.

                  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The Fund may purchase or sell debt securities on a "when-issued" or "delayed delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the

Fund with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Fund may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Fund may reinvest the proceeds in another Forward Commitment. When engaging in Forward Commitments, the Fund relies on the other party to complete the transaction, should the other party fail to do so, the Fund might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. The Fund maintains a segregated account (which is marked to market daily) of cash or liquid portfolio securities with the Fund's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase or sell continues.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management and investment purposes, the Fund may engage in repurchase agreements with banks and broker-dealers to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

In order to generate additional income, the Fund may lend its portfolio securities in an amount up to 10% of total assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. The borrower at all times during the loan must maintain collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the Fund receives any dividends or interest paid on such securities and may invest the collateral itself or receive an agreed-upon amount of interest income from the borrower who has delivered the collateral or a letter of credit. There are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially.

The Fund may invest up to 10% of its net assets in illiquid securities and repurchase agreements that have a maturity of longer than seven days. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or yield differentials or otherwise. The Fund's portfolio turnover is shown under the heading "Financial Highlights." The portfolio turnover rate may be expected to vary from year to year. A high portfolio turnover rate (100% or more) increases the Fund's transactions costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. Increases in transaction costs would adversely impact the Fund's performance. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.

When market conditions dictate a more "defensive" investment strategy, the Fund may invest on a temporary basis a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies and its instrumentalities and repurchase agreements secured by such obligations.

YEAR 2000 RISKS. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of shares of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which Act may limit the legal rights regarding the use of such statements in the case of a dispute.

                          INVESTMENT ADVISORY SERVICES

THE ADVISER. Van Kampen Asset Management Inc. is the Fund's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $75 billion under management or supervision. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.

ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement") effective October 1, 1999, the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the Fund's average daily net assets as follows:

    Average Daily Net Assets         % Per Annum
------------------------------------------------------
    First $500 million              0.400 of 1.00%
 ......................................................
    Next $500 million               0.375 of 1.00%
 ......................................................
    Over $1 billion                 0.350 of 1.00%
 ......................................................

Prior to October 1, 1999, the Fund operated under an investment advisory agreement between the Adviser and the Fund which provided for an advisory fee computed based upon an annual rate applied to the Fund's average daily net assets as follows: 0.500 of 1.00% per annum on the first $1 billion of average daily net assets; 0.475 of 1.00% per annum on the next $1 billion of average daily net assets; 0.450 of 1.00% per annum on the next $1 billion of average daily per assets; and 0.350 of 1.00% per annum on average daily net assets over $4 billion.

Applying the Fund's current advisory fee schedule, the Fund would have paid the Adviser an advisory fee at the effective rate of 0.40% of the Fund's average daily net assets for the Fund's fiscal year ended December 31, 1998 if the revised fee schedule had been in effect in 1998. Applying the former fee schedule that was applicable in 1998, the Fund paid the Adviser an advisory fee at the effective rate of 0.50% of the Fund's average daily net assets for the Fund's fiscal year ended December 31, 1998.

Under the Advisory Agreement, the Fund reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Other operating expenses paid by the Fund include service fees, distribution fees, custodial fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, trustees' fees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").

PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationships between the Fund and the Adviser and its employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

PORTFOLIO MANAGEMENT. Ted Mundy has been primarily responsible for the day-to-day management of the Fund's investment portfolio since June 1994. Mr. Mundy has been Vice President of the Adviser and Advisory Corp. since June 1995. Prior to June 1994, Mr. Mundy was a portfolio manager with AMR Investment Services, Inc.

                               PURCHASE OF SHARES

                                    GENERAL

The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.

Initial investments must be at least $1,000 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments.

Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) generally, each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan (described below) pursuant to which its distribution fee or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. U.S. Government securities and agency obligations are valued at the mean between the bid and asked prices. Listed options are valued at the last reported sale price on the exchange on which such option is traded, or, if no sales are reported, at the mean between the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with procedures established by the Board of Trustees. Short-term investments are valued in the manner described in the notes to financial statements in the Fund's Statement of Additional Information.

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each class.

The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by National Association of Securities Dealers, Inc. rules. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and other expenses associated with such class of shares. To assist investors in comparing classes of shares, the tables under the heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares.

The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Shares may be purchased on any business day by completing the application accompanying this prospectus and forwarding the application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based on the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to the Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next computed net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gains distributions, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investors Services Inc., PO Box 218256, Kansas City, MO 64121-8256.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 2.25% of the offering price (or 2.30% of the net amount invested), reduced on investments of $25,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                                As % of      As % of
            Size of             Offering    Net Amount
           Investment            Price       Invested
----------------------------------------------------------
    Less than $25,000            2.25%        2.30%
 ..........................................................
    $25,000 but less than
    $250,000                     1.75%        1.78%
 ..........................................................
    $250,000 but less than
    $500,000                     1.50%        1.52%
 ..........................................................
    $500,000 but less than
    $1,000,000                   1.25%        1.27%
 ..........................................................
    $1,000,000 or more               *            *
 ..........................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

The sales charge schedule above applies to sales on or after October 1, 1999. The sales charge schedule on sales prior to October 1, 1999 is described in the Fund's Statement of Additional Information.

Under the Distribution Plan and Service Plan, the Fund may spend up to a total of 0.15% per year of the average daily net assets with respect to the Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.15% per year of the Fund's average daily net assets with respect to the Class A Shares for the ongoing provision of services to Class A Shareholders by the Distributor and by brokers, dealers or financial intermediaries and for the maintenance of such shareholders' accounts. The amounts in this paragraph are 0.25% per year of the average daily net assets attributable to Class A Shares of the Fund with respect to shares purchased before October 1, 1999.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE
                 (Shares purchased on or after October 1, 1999)

                         Contingent Deferred Sales
                          Charge as a Percentage
                             of Dollar Amount
    Year Since Purchase      Subject to Charge
------------------------------------------------------
    First                          2.00%
 ......................................................
    Second                         1.50%
 ......................................................
    Third                          1.00%
 ......................................................
    Fourth                         0.50%
 ......................................................
    Fifth and after                 None
 ......................................................

                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                   (Shares purchased before October 1, 1999)

                         Contingent Deferred Sales
                          Charge as a Percentage
                             of Dollar Amount
    Year Since Purchase      Subject to Charge
------------------------------------------------------
    First                          3.00%
 ......................................................
    Second                         2.50%
 ......................................................
    Third                          2.00%
 ......................................................
    Fourth                         1.00%
 ......................................................
    Fifth and after                 None
 ......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the last day of the month.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, Fund may spend up to 0.50% per year of the average daily net assets with respect to the Class B Shares of the Fund. In addition, under the Services Plan, the Fund may spend up to 0.15% per year of the Fund's average daily net assets with respect to the Class B Shares for the ongoing provision of services to Class B Shareholders by the Distributor and by brokers, dealers or financial intermediaries and for maintenance of such shareholders' accounts. The aggregate distribution and service fees are 1.00% per year of the average daily net assets attributable to Class B Shares of the Fund with respect to shares purchased before October 1, 1999.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a deferred sales charge of 0.75% of the dollar amount subject to charge if redeemed within one year of purchase.

The deferred sales charge described in the preceding paragraph applies to sales on or after October 1, 1999. The deferred sales charge on sales of shares purchased prior to October 1, 1999 is 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.50% per year of the average daily net assets with respect to the Class C Shares of the Fund. In addition, under the Services Plan, the Fund may spend up to 0.15% per year of the Fund's average daily net assets with respect to the Class C Shares for the ongoing provision of services to Class C Shareholders by the Distributor and by brokers, dealers or financial intermediaries and for maintenance of such shareholders' accounts.

                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares

(i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account,
(iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by involuntary liquidation by the Fund of a shareholder's account as described under the heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is within 180 days after the redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the time of expiration of the Letter of Intent to give effect to the lower charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund, at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that such shares will not be resold except through redemption by the Fund, by:

(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under
    Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or
    (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES

Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian of a retirement plan account may involve additional fees charged by the dealer or custodian.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares to be redeemed, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.
Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption to be in proper form. In some cases, however, additional documents may be necessary. In the case of shareholders holding certificates, the certificates for the shares being redeemed properly endorsed for transfer must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to Investor Services. Contact the IRA custodian for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. Orders sent through authorized dealers must be at least $500 (unless transmitted by your authorized dealer via the FUNDSERV network). The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer. TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this prospectus or call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for all accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

OTHER REDEMPTION INFORMATION. The Fund may redeem shares of any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

                               DISTRIBUTIONS FROM
                                    THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains distributions. Investors will be entitled to begin receiving dividends on their shares on the business day after Investor Services receives payment for such shares. However, shares become entitled to dividends on the day Investor Services receives payment for the shares either through a fed wire or NSCC settlement. Shares remain entitled to dividends through the day such shares are processed for payment on redemption.

DIVIDENDS. Interest earned from investments is the Fund's main source of income. Under the Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, distributions of all or substantially all of this income, less expenses, are declared daily and paid monthly as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including losses carried forward from prior years. The Fund distributes any taxable net realized capital gains to shareholders at least annually. As in the case of dividends, capital gains distributions are automatically reinvested in additional shares of the Fund at net asset value unless the shareholder instructs otherwise.

                              SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gains distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may appoint Investor Services as agent by completing the Authorization for Redemption by Check form and the appropriate section of the application and returning the form and the application to Investor Services. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company (the "Bank") will be sent to the Class A shareholder. These checks may be made payable by the Class A shareholder to the order of any person in any amount of $100 or more.

When a check is presented to the Bank for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.

Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or the Bank. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of one Participating Fund and purchases of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying the prospectus. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privileges to such shareholders. For further information on these restrictions, see the Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund which the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

A prospectus of any of the Participating Funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

                            FEDERAL INCOME TAXATION

Distributions of the Fund's net investment income (consisting generally of taxable income and net short-term capital gains) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains (which are the excess of net long-term capital gains over net short-term capital losses) as capital gains dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Such capital gains dividends may be taxed at different rates depending on how long the Fund held the securities. The Fund expects that its distributions will consist primarily of ordinary income and capital gains dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares is a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any capital gains may be taxed at different rates depending on how long the shareholder held such shares.

The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are nonresident aliens, may be subject to United States withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Accordingly, investment in the Fund is likely to be appropriate for such shareholders only if they can utilize a foreign tax credit or corresponding tax benefit in respect of such federal withholding taxes. Prospective foreign investors should consult their tax advisers concerning the tax consequences to them of an investment in shares.

The Fund intends to qualify as a regulated investment company under the federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income, the Fund will not be required to pay federal income taxes on any income it distributed to shareholders. If the Fund distributes less than the sum of 98% of its ordinary income and 98% of its capital gains net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding, exchanging or selling shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                   Class A Shares                           Class B Shares
                                               Year Ended December 31,                  Year Ended December 31,
                                   1998(a)    1997      1996      1995      1994      1998(a)   1997(a)   1996(a)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................    $12.191   $12.151   $ 12.41   $ 11.90   $ 12.42    $12.220   $12.174   $ 12.43
                                   -------   -------   -------   -------   -------    -------   -------   -------
Net Investment Income..........       .685      .685      .627       .67       .50       .590      .598      .550
Net Realized and Unrealized
  Gain/Loss....................      (.043)     .015     (.226)    .4888    (.4817)     (.036)     .012     (.242)
                                   -------   -------   -------   -------   -------    -------   -------   -------

Total from Investment
  Operations...................       .642      .700      .401    1.1588     .0183       .554      .610      .308

Less Distributions from and in
  Excess of Net Investment
  Income.......................       .673      .660      .660     .6488     .5383       .577      .564      .564
                                   -------   -------   -------   -------   -------    -------   -------   -------
Net Asset Value, End of the
  Period.......................    $12.160   $12.191   $12.151   $ 12.41   $ 11.90    $12.197   $12.220   $12.174
                                   =======   =======   =======   =======   =======    =======   =======   =======

Total Return*(b)...............      5.40%     5.92%     3.34%     9.96%      .16%      4.65%     5.08%     2.69%
Net Assets at End of the Period
  (In millions)................    $  35.2   $  39.4   $  40.2   $  45.4   $  41.2    $  12.4   $  16.2   $  22.5
Ratio of Expenses to Average
  Net Assets*..................      1.42%     1.32%     1.45%     1.45%     1.15%      2.19%     2.11%     2.19%
Ratio of Net Investment Income
  to Average Net Assets*.......      5.61%     5.68%     5.23%     5.47%     4.75%      4.82%     4.92%     4.50%
Portfolio Turnover.............       249%      175%      260%      187%      161%       249%      175%      260%

* If certain expenses had not been reimbursed by the Adviser, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
  Net Assets...................        N/A       N/A     1.47%     1.50%     1.31%        N/A       N/A     2.22%

Ratio of Net Investment Income
  to Average Net Assets........        N/A       N/A     5.21%     5.42%     4.58%        N/A       N/A     4.47%

                                        Class B Shares                       Class C Shares
                                     Year Ended December 31,             Year Ended December 31,
                                        1995(a)    1994      1998(a)    1997      1996     1995(a)    1994
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................         $ 11.91   $ 12.43    $12.206   $12.162   $ 12.42   $ 11.90   $ 12.41
                                        -------   -------    -------   -------   -------   -------   ------- ---
Net Investment Income..........             .57       .42       .582      .597      .554       .57       .45
Net Realized and Unrealized
  Gain/Loss....................           .5028    (.4977)     (.029)     .011     (.248)    .5028    (.5177)
                                        -------   -------    -------   -------   -------   -------   ------- ---
Total from Investment
  Operations...................          1.0728    (.0777)      .553      .608      .306    1.0728    (.0677)
Less Distributions from and in
  Excess of Net Investment
  Income.......................           .5528     .4423       .577      .564      .564     .5528     .4423
                                        -------   -------    -------   -------   -------   -------   ------- ---
Net Asset Value, End of the
  Period.......................         $ 12.43   $ 11.91    $12.182   $12.206   $12.162   $ 12.42   $ 11.90
                                        =======   =======    =======   =======   =======   =======   ======= ===
Total Return*(b)...............           9.09%     (.62%)     4.57%     5.17%     2.62%     9.10%     (.55%)
Net Assets at End of the Period
  (In millions)................         $  30.3   $  18.4    $   3.3   $   4.2   $   4.7   $   6.2   $   5.8
Ratio of Expenses to Average
  Net Assets*..................           2.24%     1.91%      2.19%     2.10%     2.20%     2.23%     1.90%
Ratio of Net Investment Income
  to Average Net Assets*.......           4.63%     3.99%      4.76%     4.92%     4.48%     4.71%     3.98%
Portfolio Turnover.............            187%      161%       249%      175%      260%      187%      161%
* If certain expenses had not been reimbursed by the Adviser, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets...................           2.29%     2.08%        N/A       N/A     2.22%     2.27%     2.07%
Ratio of Net Investment Income
  to Average Net Assets........           4.59%     3.82%        N/A       N/A     4.45%     4.67%     3.81%

(a) Based on average shares outstanding.
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
N/A--Not Applicable.

                              FOR MORE INFORMATION

                 EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
                       Call your broker or (800) 341-2911
           7:00 a.m. to 7:00 p.m. Central time Monday through Friday

                                    DEALERS
 For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

                     TELECOMMUNICATIONS DEVICE FOR THE DEAF
 For shareholder and dealer inquiries through Telecommunications Device for the
                        Deaf (TDD), call (800) 421-2833

                                  FUND INFO(R)
             For automated telephone services, call (800) 847-2424

                                    WEB SITE
                               www.vankampen.com

                  VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND
                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                               Investment Adviser

                        VAN KAMPEN ASSET MANAGEMENT INC.
                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                  Distributor

                             VAN KAMPEN FUNDS INC.
                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                 Transfer Agent

                       VAN KAMPEN INVESTOR SERVICES INC.
                                 PO Box 218256
                           Kansas City, MO 64121-8256
               Attn: Van Kampen Limited Maturity Government Fund

                                   Custodian

                      STATE STREET BANK AND TRUST COMPANY
                     225 West Franklin Street, PO Box 1713
                             Boston, MA 02105-1713
               Attn: Van Kampen Limited Maturity Government Fund

                                 Legal Counsel

                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 West Wacker Drive
                               Chicago, IL 60606

                            Independent Accountants

                           PRICEWATERHOUSECOOPERS LLP
                            200 East Randolph Drive
                               Chicago, IL 60601

                                   VAN KAMPEN
                       LIMITED  MATURITY GOVERNMENT  FUND

                                   PROSPECTUS
                                APRIL 30, 1999,

                      as supplemented on OCTOBER 1, 1999.

                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.

                 You will find additional information about the Fund in its annual and semiannual reports, which explain the market conditions and investment strategies affecting the Fund's recent performance.

                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or online at the SEC's web site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington DC, 20549-6009.

                 The Fund's Investment Company Act File No.
                 is 811-2851.

                            [VAN KAMPEN FUNDS LOGO]
                                                                  LTMG PRO 10/99

                  VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND

                    SUPPLEMENT DATED OCTOBER 1, 1999 TO THE
            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1999
                  AS PREVIOUSLY SUPPLEMENTED ON JUNE 15, 1999

     The second paragraph of the section entitled "INVESTMENT ADVISORY SERVICES" is hereby deleted in its entirety and replaced with the following:

          Under the Advisory Agreement effective on October 1, 1999, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished and expenses paid by it a monthly fee payable computed based upon the annual rate applied to the average daily net assets of the Fund as follows: 0.400 of 1.00% per annum on the first $500 million of average daily net assets; 0.375 of 1.00% per annum on the next $500 million of average daily net assets; and 0.350 of 1.00% per annum on the average daily net assets over $1 billion. Prior to October 1, 1999, the Fund operated under an investment advisory agreement between the Adviser and the Fund which provided for an advisory fee computed based upon an annual rate applied to the Fund's average daily net assets as follows: 0.500 of 1.00% per annum on the first $1 billion of average daily net assets; 0.475 of 1.00% per annum on the next $1 billion of average daily net assets; 0.450 of 1.00% per annum on the next $1 billion of average daily net assets; and
     0.350 of 1.00% per annum on average daily net assets over $4 billion.

     The second, third and fourth paragraphs of the section entitled "DISTRIBUTION AND SERVICES" describes the sales loads and commissions applicable to sales prior to October 1, 1999 and the following paragraphs supplement this section to describe the sales loads and commissions applicable to sales on or after October 1, 1999:

          With respect to sales of Class A Shares of the Fund on or after October 1, 1999, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                              TOTAL SALES CHARGE
                                                              -------------------     REALLOWED
                                                              AS % OF    AS % OF      TO DEALERS
                          SIZE OF                             OFFERING    AMOUNT      AS A % OF
                         INVESTMENT                            PRICE     INVESTED   OFFERING PRICE
--------------------------------------------------------------------------------------------------
Less than $25,000...........................................   2.25%      2.30%        2.00%*
$25,000 but less than $250,000..............................   1.75%      1.78%        1.50%*
$250,000 but less than $500,000.............................   1.50%      1.52%        1.25%*
$500,000 but less than $1,000,000...........................   1.25%      1.27%        1.00%*
$1,000,000 or more*.........................................    *          *            *

-------------------------
* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee of 0.50% of the dollar value of shares sold will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for a purchase of $1 million or more.

          With respect to sales of Class B Shares and Class C Shares of the Fund on or after October 1, 1999, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchase computed based upon a percentage of the dollar value of such shares sold of 3.00% on Class B Shares and 1.00% on Class C Shares.

          Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray distribution related expenses in connections with the sales of the Fund's shares, such as the payments to authorized dealers for selling such shares. With respect to Class C Shares on or after October 1, 1999, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.50% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     The fifth sentence of the second paragraph of the section entitled "FUND PERFORMANCE" is hereby deleted in its entirety and replaced with the following:

     The Fund's sales charges have changed over time, and the actual total return for shares purchased under a different sale charge would be somewhat different than the returns based on the current sales charges. Class A Shares of the Fund were offered at a maximum sales charge of 4.00% prior to May 10, 1993, 2.25% from May 10, 1993 through April 28, 1995, 3.25% from
     April 29, 1995 through September 30, 1999 and 2.25% thereafter.